                                  EXHIBIT 32.1
                        CERTIFICATION OF PERIODIC REPORT

I,  Donald  Lynn  Collins,  Chairman  and Chief  Executive  Officer  of  Collins
Industries,  Inc.,  certify pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly  Report on Form 10-Q of the Company for the  quarterly  period ended April 30, 2005 (the  "Report")  fully  complies with the  requirements  of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m
or 78o(d)); and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated:  July 29, 2005

                                       By:  /s/ Donald Lynn Collins
                                          --------------------------------------
                                            Donald Lynn Collins, President
                                            and Chief Executive Officer